UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 10, 2005


                                   QMED, INC.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                       0-11411                 22-2468665
----------------------------         -------------        ----------------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                File Number)        Identification Number)

                               25 Christopher Way
                           Eatontown, New Jersey 07724
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               (Address of Principal Executive Offices) (Zip Code)

                                 (732) 544-5544
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              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

         (b) On August 5, 2005, Steven Vella resigned his position as Senior Director of Finance and Corporate Controller of QMed, Inc. (the "Company");

         (c) On August 8, 2005, Glenn J. Alexander, 38, was appointed Senior Director of Corporate Finance and Corporate Controller of the Company.

         Mr. Alexander joins the Company from Raritan Computer, Inc., a privately held manufacturer of KVM switches utilized with IT networks, where he served as Corporate Controller since 2004.

         Prior to joining Raritan, Mr. Alexander served as Senior Vice President, Finance, of J. Knipper and Company, Inc., a privately held company providing marketing support services to corporations, from 2003 to 2004. In his capacity as Senior Vice President, Finance, Mr. Alexander was responsible for accounting and financial reporting, financial planning and forecasting, and cash management.

         From 2002 to 2003, Mr. Alexander served as Director of Financial Reporting of EasyLink Services Corporation, a public company providing messaging services to corporations on a global basis.

         From 2000 to 2001, Mr. Alexander served as Chief Financial Officer of York Telecom Corporation, a privately held company providing design, installation, and maintenance of videoconferencing systems along with the development of video conferencing software.

         As Senior Director of Corporate Finance and Corporate Controller of the Company, Mr. Alexander's base salary will be $135,000, and he will receive the Company's standard benefits package.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             QMED, INC.


                                             By:  /s/ William T. Schmitt, Jr.
                                                --------------------------------
                                                William T. Schmitt, Jr.
                                                Senior Vice President, Treasurer
                                                & Chief Financial Officer

Date: August 10, 2005

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